SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Westamerica Bancorporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1108 Fifth Avenue

San Rafael, California 94901

March 17, 2004

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Westamerica Bancorporation. It will be held at 11:00 a.m. P.T. on Thursday, April 22, 2004, at the Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, California as stated in the formal notice accompanying this letter. We hope you will plan to attend.

At the Annual Meeting, the shareholders will be asked to elect directors and ratify the selection of independent auditors. We will also review operating results for the past year.

In order to ensure your shares are voted at the Meeting, you can vote through the Internet, by telephone or by mail. Instructions regarding Internet and telephone voting are included on the proxy card. If you elect to vote by mail, please sign, date and return the proxy card in the accompanying postage-paid envelope. The Proxy Statement explains more about voting. If you attend the Meeting, you may vote in person even though you previously voted your proxy.

We look forward to seeing you at the Annual Meeting on Thursday, April 22, 2004, at the Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, California.

Sincerely,

DAVID L. PAYNE
Chairman of the Board, President
and Chief Executive Officer

WESTAMERICA BANCORPORATION

1108 Fifth Avenue

San Rafael, California 94901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time

Thursday, April 22, 2004, at 11:00 a.m. P.T.

Place

Fairfield Center for Creative Arts, Fairfield, California

Items of Business

1.	To elect 10 directors to serve until the 2005 Annual Meeting of Shareholders;

2.	To ratify the Board’s appointment of KPMG LLP as independent auditors for 2004; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Who May Vote?

Shareholders of record at the close of business on February 23, 2004 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Admission to the Meeting

Admission to the Meeting will require a ticket. If you are a shareholder of record and plan to attend, please check the appropriate box on the proxy card and an admission ticket will be mailed to you. If you are a shareholder whose shares are held through an intermediary, such as a bank or broker, and you plan to attend, please request a ticket by writing to the Shareholder Relations Department A-2B, Westamerica Bancorporation, P.O. Box 1250, Suisun City, California 94585-1250. Evidence of your ownership, which you can obtain from your bank, broker or other intermediary, must accompany your letter.

Annual Report

Westamerica Bancorporation’s Annual Report to shareholders for the fiscal year ended December 31, 2003 is enclosed. The Annual Report contains financial and other information about the activities of Westamerica Bancorporation, but does not constitute a part of the proxy soliciting materials.

BY ORDER OF THE BOARD OF DIRECTORS

Kris Irvine
VP/Corporate Secretary

Dated: March 17, 2004

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY, OR VOTE BY THE TELEPHONE OR INTERNET USING THE PROCEDURES DESCRIBED IN THE PROXY STATEMENT, SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

WESTAMERICA BANCORPORATION

1108 Fifth Avenue

San Rafael, California 94901

PROXY STATEMENT

March 17, 2004

GENERAL

This Proxy Statement and the accompanying proxy card are being mailed to shareholders of Westamerica Bancorporation (“Westamerica” or the “Corporation”) beginning on or about March 17, 2004. The Westamerica Board of Directors is soliciting proxies to be used at the 2004 Annual Meeting of Westamerica shareholders, which will be held at 11:00 a.m. P.T., Thursday, April 22, 2004, or at any adjournment or postponement of the Meeting. Proxies are solicited to give all shareholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted on at the Annual Meeting.

Voting Information

Who Can Vote. You are entitled to vote if you were a shareholder of record of Westamerica common stock as of the close of business on February 23, 2004. Your shares can be voted at the Meeting only if you are present or represented by a valid proxy.

Proxy Card. The Board has designated Arthur C. Latno, Jr., Ronald A. Nelson and Edward B. Sylvester to serve as Proxies for the Annual Meeting. As Proxies, they will vote the shares represented by proxies at the Annual Meeting. If you sign, date and return the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the Proxies in favor of the election of all of the director nominees and for ratifying the appointment of independent auditors for 2004. The Proxies will have discretionary authority to vote in accordance with their judgment on any other matter that may properly come before the Meeting.

Quorum and Shares Outstanding. A quorum, which is a majority of the total shares outstanding as of the Record Date, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by shareholders attending in person or by proxy. On February 23, 2004, 32,033,615 shares of Westamerica common stock were outstanding.

Required Votes – Election of Director Nominees. Each share is entitled to one vote, except in the election of directors where a shareholder may cumulate votes as to candidates nominated prior to voting, but only when a shareholder gives notice of intent to cumulate votes prior to the voting at the Meeting. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired. In the election of directors, the 10 nominees receiving the highest number of votes will be elected. If your proxy is marked “Withhold” with regard to the election of any nominee, your shares will be counted toward a quorum but they will not be voted for or against the election of that nominee.

Required Votes – Ratification of Auditors. The selection of the independent auditors will be ratified if the number of shares voted in favor of the proposal is equal to at least a majority of the shares represented at the Meeting, in person or by proxy. Abstentions are deemed “present” for the purpose of obtaining a quorum, but for purposes of determining the outcome of the proposal, abstentions will not be treated as affirmative votes. In other words, abstentions will have the same effect as negative votes.

Broker Non-Votes. Broker non-votes will be included as “present” for the purpose of determining the presence of a quorum. A broker non-vote occurs under the stock exchange rules when a broker is not permitted to vote on a matter without instructions from the beneficial owner of the shares and no instruction is given on a timely basis. Brokers may vote in their discretion on routine matters, but not on non-routine matters. Applicable rules governing brokers classify the election of directors and ratification of auditors as routine matters.

How You Can Vote. You may vote by proxy or in person at the Meeting. To vote by proxy, you may select one of the following options:

Vote by Telephone. You can vote your shares by telephone by calling the toll-free telephone number shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the shareholder by using individual control numbers, which you will find on your proxy card. If you vote by telephone, you should NOT return your proxy card.

Vote by Internet. You can also choose to vote on the Internet. The web site for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been properly recorded. If you vote on the Internet, you should NOT return your proxy card.

If you vote by Internet or telephone, your vote must be received by 1:00 a.m., C.T., on April 22, 2004 to ensure that your vote is counted. For Westamerica Retirement Plan participants, your vote must be received by 1:00 a.m., C.T., on April 20, 2004.

Vote by Mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

Shares Registered in the Name of a Bank or Brokerage Firm. If your shares of common stock are held by a bank, broker or other nominee in “street name,” you will receive voting instructions from the record holder (including instructions, if any, on how to vote by telephone or through the Internet). You must follow these instructions in order to have your shares voted by proxy. To be able to vote in person at the meeting, you must obtain a proxy, executed in your favor, from the institution that holds your shares, indicating that you were the beneficial owner of the shares on February 23, 2004, the record date for voting.

Revocation of Proxy. If you vote by proxy, whether by telephone, Internet or mail, you may revoke that proxy at any time before it is voted at the Meeting. You may do this by: (a) signing another proxy card with a later date and delivering it to us prior to the Meeting or sending a notice of revocation to the Corporate Secretary of Westamerica at 1108 Fifth Avenue, San Rafael, CA 94901; (b) voting at a later time by telephone or on the Internet prior to the Meeting; or (c) attending the Meeting in person and casting a ballot.

Additional Information

Multiple Copies of Annual Reports to Shareholders. If you own Westamerica stock through a bank, broker, or other holder of record and received more than one copy of the Westamerica Annual Report at the same address, contact the holder of record to ask them to eliminate duplicate mailings. You should also contact the holder of record if, at a later date, you wish to resume the mailing of an Annual Report. To request additional Annual Reports or Proxy Statements, you can call Westamerica Bancorporation at (707) 863-6992 or you can send your request in writing to the Corporate Secretary of Westamerica at 1108 Fifth Avenue, San Rafael, CA 94901.

At least one account at your address must continue to receive an Annual Report, unless you elect to receive future Annual Reports and Proxy Statements over the Internet. Mailing of dividends, dividend reinvestment statements, proxy materials, and special notices will not be affected by your election to discontinue duplicate mailings of the Annual Report.

Electronic Access to Proxy Materials and Annual Reports. This Proxy Statement and the 2003 Annual Report are available on our Internet site at www.westamerica.com/investor_relations/index.html. If you hold your Westamerica common stock in street name through a broker, a bank or other nominee, you may have the option of securing your Proxy Statement and Annual Report over the Internet. If you vote this year’s proxy electronically, you may also be able to elect to receive future Proxy Statements, Annual Reports and other materials electronically by following the instructions when you vote.

Stock Ownership

Security Ownership of Certain Beneficial Owners. The Corporation does not know of any person or group that beneficially owned more than 5% of its common stock on February 23, 2004, except as disclosed below.

Security Ownership of Directors and Management. The following table shows the number of common shares and the percentage of the common shares beneficially owned (as defined below) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer, by the four other most highly compensated executive officers during 2003, and by all directors and executive officers of the Corporation as a group as of February 23, 2004. For the purpose of the disclosure of ownership of shares by directors and management below, shares are considered to be “beneficially” owned if a person, directly or indirectly, has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership of shares within 60 days of February 23, 2004.

	Amount and Nature of Beneficial Ownership						Total	Percent of Class (1)
Name and Address **	Sole Voting and Investment Power		Shared Voting and Investment Power		Right to Acquire Within 60 Days of Feb. 23, 2004
Etta Allen	10,715	(2)					10,715	*
Louis E. Bartolini	1,800						1,800	*
E. Joseph Bowler	16		25,867	(3)			25,883	*
Arthur C. Latno, Jr.	3,255	(4)					3,255	*
Patrick D. Lynch	1,000						1,000	*
Catherine Cope MacMillan	5,000	(5)					5,000	*
Ronald A. Nelson	44,000						44,000	0.1%
Carl R. Otto	6,032						6,032	*
David L. Payne	921	(6)	671,693	(7)	1,276,311		1,948,925	5.9%
Edward B. Sylvester	85,000						85,000	0.3%
Jennifer J. Finger	1,127		1,814		107,170	(11)	110,111	0.3%
Robert W. Entwisle	—		4444	(8)	66,360	(11)	70,804	0.2%
Hans T. Y. Tjian	43	(9)	74,470	(10)	108,390	(11)	182,903	0.6%
Robert A. Thorson	1,154		831		73,538	(11)	75,523	0.2%
All 17 Directors and Executive Officers as a Group	161,031		806,427		1,755,471		2,722,929	8.1%

*	Indicates beneficial ownership of less than one-tenth of one percent (0.1%) of the Corporation’s common shares.

**	The address of all persons listed is 1108 Fifth Avenue, San Rafael, CA 94901.

(1)	In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2)	Includes 10,350 shares held in a trust as to which Mrs. Allen is trustee.

(3)	Includes 25,867 shares held in trust, as to which Mr. Bowler is co-trustee with shared voting and investment power.

(4)	Includes 1,200 shares owned by Mr. Latno’s wife, as to which Mr. Latno disclaims beneficial ownership.

(5)	Includes 4,040 shares held in a trust as to which Ms. MacMillan is trustee.

(6)	Includes 921 shares held as custodian under the Uniform Gift to Minors Act.

(7)	Includes 528,837 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership, and 131,866 shares held in a trust as to which Mr. Payne is co-trustee with shared voting and investment power.

(8)	Held in a trust, as to which Mr. Entwisle is co-trustee with shared voting and investment power.

(9)	Shares held as custodian under the Uniform Gift to Minors Act.

(10)	Includes 54,428 shares held in a trust, as to which Mr. Tjian is co-trustee with shared voting and investment power.

(11)	During 1996, the Corporation adopted the Westamerica Bancorporation Deferral Plan (the “Deferral Plan”) that allows recipients of restricted performance shares to defer income into succeeding years. Includes restricted performance shares that have been deferred into the Deferral Plan since 1996, as well as restricted performance shares that vested as of January 22, 2004, whether or not deferred by the executive into the Deferral Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Corporation’s directors and executive officers and persons who own more than 10% of a registered class of the Corporation’s equity securities to file with the Securities and Exchange Commission (the “SEC”) and the NASDAQ initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Such persons are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

To the Corporation’s knowledge, except as disclosed below and based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements were complied with by Westamerica’s officers, directors and 10% shareholders. Former director, Patrick J. Mon Pere, failed to timely file reports required by Section 16(a) with respect to 110 transactions as to which 108 were reported in a Form 4 filed on June 24, 2003 and two were reported in a Form 4 filed on September 27, 2003.

PROPOSAL 1 — ELECTION OF DIRECTORS

On May 15, 2003, Patrick J. Mon Pere resigned from the Board of Directors. In August, based on the recommendation from a non-management director, E. Joseph Bowler was appointed to the Board of Directors. The number of directors of the Board to be elected at the Meeting to hold office for the ensuing year and until their successors are elected and qualified is ten. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the ten nominees named below. The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the proxy holders reserve the right to substitute another person as nominee and vote for such person as directed by the Corporation’s Board of Directors. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

Nominees

The nominees for election to the office of director of the Board are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees. All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.

Name of Nominee	Principal Occupation	Director Since

Etta Allen	Mrs. Allen, 74, is President and owner of Allen Heating and Sheet Metal of Greenbrae, California, and President and owner of Sunny Slope Vineyard, Glen Ellen, California.	1988

Louis E. Bartolini	Mr. Bartolini, 72, retired in 1988 as a Vice President and financial consultant with Merrill Lynch, Pierce, Fenner & Smith, Inc. He currently devotes some of his time to serving on various community service boards.	1991

E. Joseph Bowler	Mr. Bowler, 68, retired in 2002 as Senior Vice President and Treasurer of Westamerica Bancorporation.	2003

Arthur C. Latno, Jr.	Mr. Latno, 74, was an Executive Vice President for Pacific Telesis Group (formerly Pacific Telephone Co.) in San Francisco, California. Mr. Latno retired from that company in November of 1992. He currently devotes some of his time to serving on various community service boards.	1985

Patrick D. Lynch	Mr. Lynch, 71, currently serves as a consultant to several private high technology firms.	1986

Catherine Cope MacMillan	Ms. MacMillan, 57, is General Counsel for Nob Hill Properties, Inc., the owner of the Huntington Hotel in San Francisco, California. Prior to 2000, she was President and owner of the Firehouse Restaurant in Sacramento, California.	1985

Name of Nominee	Principal Occupation	Director Since

Ronald A. Nelson	Mr. Nelson, 61, was Executive Vice President of Charles M. Schulz Creative Associates, and a general partner in various Schulz partnerships through 1995. He has long been involved in the development of commercial property and also devotes time to personal investments and business consulting.	1988

Carl R. Otto	Mr. Otto, 57, is the President and Chief Executive Officer of John F. Otto, Inc., a general contracting firm in Sacramento, California.	1992

David L. Payne	Mr. Payne, 48, is the Chairman of the Board, President and Chief Executive Officer of the Corporation. Mr. Payne is President and Chief Executive Officer of Gibson Printing and Publishing Company and Gibson Radio and Publishing Company, which are newspaper, commercial printing and real estate investment companies headquartered in Vallejo, California.	1984

Edward B. Sylvester	Mr. Sylvester, 67, is the President of Sylvester Engineering, Inc. and SCO Planning and Engineering, Inc., civil engineering and planning firms with offices in Nevada City and Truckee, California.	1979

THE BOARD RECOMMENDS ELECTION OF ALL NOMINEES.

Board of Directors and Committees

Director Independence

The Board of Directors has considered whether any relationships or transactions related to a director were inconsistent with a determination that a director is independent. Based on this review, the Board affirmatively determined that E. Allen, L. E. Bartolini, A. C. Latno, Jr., P. D. Lynch, C. C. MacMillan, R. A. Nelson, C. R. Otto and E. B. Sylvester are “independent directors,” as that term is defined by applicable rules of NASDAQ.

Meetings

The Corporation expects all Board members to attend all meetings, including the Annual Meeting of shareholders, except for reasons of health or special circumstances. Last year nine directors attended the Annual Meeting. The Board held a total of 12 meetings during 2003. Every director attended at least 75% of the aggregate of: (i) the 12 Board meetings or that number of Board Meetings held during the period in which they served; and (ii) the total number of meetings of any Committee of the Board on which such director served.

Committees of the Board

Executive Committee:

Members: D. L. Payne, Chairman; A. C. Latno, Jr., P. D. Lynch and E. B. Sylvester.

Number of Meetings in 2003: Eleven

Functions: The Board delegates to the Executive Committee, subject to the limitations of the California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation.

Audit Committee:

Members: R. A. Nelson, Chairman; L. E. Bartolini, C. C. MacMillan, and C. R. Otto. The Board of Directors has determined that all members are independent, as that term is defined by applicable rules of NASDAQ. The Board has also designated Mr. Nelson as the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

Number of Meetings in 2003: Five

Functions: The Audit Committee provides independent, objective oversight of the Corporation’s accounting, internal controls and financial reporting. The Audit Committee selects and retains the independent auditors and reviews the plan and results of the auditing engagement. The Audit Committee acts pursuant to a written charter which was amended by the Board on January 21, 2004. A copy of the amended Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee Report that follows more fully describes the responsibilities and the activities of the Audit Committee.

Employee Benefits and Compensation Committee:

Members: P. D. Lynch, Chairman; E. Allen, A.C. Latno, Jr., and R. A. Nelson. The Board of Directors has determined that all members are independent, as that term is defined by applicable rules of NASDAQ.

Number of Meetings in 2003: Five

Functions: The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation’s employee stock option plans as well as the tax deferred savings and retirement plan and the profit-sharing plan. The Employee Benefits and Compensation Committee administers the Corporation’s compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation.

Nominating Committee:

Members: A. C. Latno, Jr., Chairman; P. D. Lynch, and E. B. Sylvester. The Board of Directors has determined that all members are independent, as that term is defined by applicable rules of NASDAQ.

Number of Meetings in 2003: Two

Functions: The Nominating Committee is governed by a written charter that authorizes the Committee to identify and recommend candidates for election as directors to the Board. A copy of the Committee’s charter is attached as Appendix B to this Proxy Statement.

The Nominating Committee is responsible for screening and recommending qualified candidates for Board membership. The Committee will annually recommend a slate of nominees to be submitted for election at each Annual Meeting. As part of that process, it will evaluate and consider all candidates submitted by shareholders in accordance with the Corporation’s bylaws and will consider each existing Board member’s contributions to evaluate his or her experience as a Director prior to recommending for re-nomination each year. The Committee will apply the same standards to evaluate candidates whether the candidate was recommended by a shareholder or otherwise. The minimum criteria set for all nominees is found below.

Nominating Directors: For the Annual Meeting to be held in 2005, the Nominating Committee will consider shareholder nominations for election to the Board submitted in accordance with Section 2.14 of the Bylaws of the Corporation, which requires, among other things, that nominations be submitted in writing and must be received by the Corporate Secretary at least 45 days before the anniversary of the date on which the Corporation first mailed its proxy materials for the prior year’s Annual Meeting of shareholders. In the event the date for the current year’s Annual Meeting has changed more than 30 days from the date on which the prior year’s meeting was held, then notice must be received a reasonable time before the Corporation mails its proxy materials for the current year.

Any written nomination should include the following information:

•	The name and address of proposed nominee;

•	The principal occupation of the nominee;

•	The total number of shares of capital stock of the Corporation that the shareholder expects will be voted for the nominee;

•	The name and address of the notifying shareholder; and

•	The number of shares of capital stock of the Corporation owned by the notifying shareholder.

The Committee has specified the following minimum qualifications it believes must be met by a nominee for a position on the Board:

•	Appropriate personal and professional attributes to meet the Company’s needs;

•	Highest ethical standards and absolute personal integrity;

•	Physical and mental ability to contribute effectively as a Director;

•	Willingness and ability to participate actively in Board activities and deliberations;

•	Ability to approach problems objectively, rationally and realistically;

•	Ability to respond well and to function under pressure;

•	Willingness to respect the confidences of the Board and the Company;

•	Willingness to devote the time necessary to function effectively as a Board member;

•	Possess independence necessary to make unbiased evaluation of management performance;

•	Be free of any conflict of interest that would violate applicable law or regulation or interfere with ability to perform duties;

•	Broad experience, wisdom, vision and integrity;

•	Understanding of the Company’s business environment; and

•	Significant business experience relevant to the operations of the Company.

Loan and Investment Committee:

Members: E. B. Sylvester, Chairman; E. Allen, E. J. Bowler, A. C. Latno, Jr. and C. C. MacMillan.

Number of Meetings in 2003: Eleven

Functions: The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act.

Compensation of Non-Employee Directors

During 2003, non-employee directors of the Corporation received an annual retainer of $14,000. Each non-employee director received $1,000 for each meeting of the Board that he or she attended.

During 2003, each non-employee director received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or directors’ fees.

Corporation Transactions with Directors and Management

Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. With the exception of the Corporation’s Employee Loan Program, all outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other favorable features. As part of the Employee Loan Program, all employees, including corporate officers, are eligible to receive mortgage loans at one percent (1%) below the Bank’s prevailing interest rate at the time of loan origination.

Board Compensation Committee Report(1)

Overview. The Employee Benefits and Compensation Committee of the Board of Directors (the “Committee”) is comprised solely of directors who are not current or former employees of Westamerica Bancorporation and are independent, as that term is defined by applicable rules of NASDAQ. The Committee oversees the executive compensation program. The Committee recommends compensation for the CEO and other executive officers to the Board. The Committee evaluates the CEO’s performance and compensation without the CEO present. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved.

Compensation Objectives and Policies. The Committee seeks to ensure that:

•	incentive compensation is closely linked to company-wide, division and individual performance;

•	the interests of the Corporation’s key employees are aligned with those of its shareholders through stock-based incentives and resulting stock ownership; and

•	compensation and benefits are set at levels that enable the Corporation to attract and retain highly qualified employees.

In determining total compensation, the Committee obtains competitive market data, comparing the Corporation’s compensation practices to those of a peer group of companies. The peer group is comprised of companies in the banking industry with which the Corporation competes for executive talent and which are generally comparable with respect to business activities.

Base Salary and Bonus. Each executive officer named in the Summary Compensation Table receives a monthly base salary and is eligible to receive an annual cash bonus. Over time, the Committee intends to limit base salaries, creating an increasing reliance on annual cash bonuses to achieve targeted total cash compensation, thus increasing the percentage of total compensation dependent upon meeting specific performance objectives.

Corporate performance measures are established each year based on the Corporation’s business objectives. Specific criteria for each corporate objective are established for “Threshold,” “Target,” and “Outstanding” performance. Achievement of these annual corporate-level performance measures determines between 55% and 80% of the annual cash bonuses to be paid to each named executive, with the remaining 45% to 20% of the annual cash bonus determined by individual and division-level performance. This furthers the Committee’s goal of linking management compensation to shareholder interests.

Stock Options and Restricted Performance Shares. Each named executive officer may be awarded an annual grant of stock options if one-year corporate-level goals are achieved. Stock options are priced at 100% of fair market value on the date of grant and generally vest over three years. Options generally expire ten years after grant. All named executive officers are also eligible to receive an annual grant of restricted performance shares. Restricted performance shares generally vest three years after grant but only if three-year corporate-level performance goals are met.

(1)	The material in the Compensation Committee Report and the investment performance graph included elsewhere in this proxy statement is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any of the Corporation’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

Performance Criteria. Specific criteria for each corporate objective are established for “Threshold,” “Target,” and “Outstanding” performance. During 2003, corporate performance measures for cash bonuses and stock option grants included meeting predetermined target levels for:

•	return on equity, return on assets and earnings per share;

•	credit quality measures;

•	revenue per share growth;

•	controlling non-interest expenses;

•	maintaining satisfactory audit results; and

•	improving service quality.

Additional corporate performance objectives for a three-year period are established by the Committee to accompany each grant of restricted performance shares. Whether each grant vests three years following the date of grant is determined by achievement of these pre-established, three-year performance objectives which may include one or more of the following:

•	earnings, diluted earnings per share;

•	revenue and revenue per diluted share;

•	expenses;

•	share price;

•	return on equity, return on assets;

•	return on equity and return on assets relative to the average return on equity for similarly-sized institutions;

•	efficiency ratio (operating expenses divided by operating revenue);

•	net loan losses as a percentage of average loans outstanding; and

•	nonperforming assets and nonperforming assets as a percentage of total assets.

Compensation of Chief Executive Officer. Mr. Payne’s 2003 base salary was $371,000 and annual cash bonus was $450,000. His 2003 bonus (included in the Summary Compensation Table below) was related 80% to the achievement of the corporate goals listed above and 20% to the achievement of individual management goals. Individual management goals achieved in 2003 included satisfactory results from regulatory examinations, satisfactory internal controls, satisfactory progress on acquisition activity, satisfactory progress on employee development plans, and satisfactory improvements in service quality. Pursuant to the 1995 Stock Option Plan, Mr. Payne was granted 250,000 nonqualified stock options in January 2004 which was related to achievement of the 2003 performance measures. Compared to the corporate objectives, the Corporation:

•	exceeded its profitability objectives;

•	improved credit quality measures to better than targeted levels;

•	outperformed non-interest expense and control goals; and

•	improved efficiency measures to better than targeted levels.

Other. Internal Revenue Code (“IRC”) Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation’s highest paid executives. Certain performance-based compensation is not counted toward this limit. The Corporation intends generally to qualify compensation paid to executive officers for deducibility under the IRC, including Section 162(m), but reserves the right to pay compensation that is not deductible under Section 162(m).

The Employee Benefits and Compensation Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention while further aligning shareholder and management interests in the performance of the Corporation and the Corporation’s common stock.

The Employee Benefits and Compensation Committee:

Patrick D. Lynch, Chairman
Etta Allen	Ronald A. Nelson	Arthur C. Latno, Jr.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer or employee of the Corporation or any of its subsidiaries. None of the executive officers of the Corporation has served on the Board of Directors or on the Compensation Committee of any other entity, whose officers served either on the Board of Directors or on the Compensation Committee of the Corporation.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation of the Corporation’s Chief Executive Officer and the four other most highly compensated executive officers for services in all capacities to the Corporation, Westamerica Bank and other subsidiaries during 2003, 2002, and 2001:

Summary Compensation Table

	Annual Compensation				Long-Term Compensation		All Other Compensation(5)
Name and Principal Position	Year	Salary	Bonus(1)	Other(2)	Restricted Stock Awards(3)(4)	Securities Underlying Options(3)
David L. Payne Chairman, President & CEO	2003 2002 2001	$371,000 350,004 320,004	$450,000 450,000 450,000	— — —	— — —	250,000 250,000 168,780	$24,654 25,634 86,791	(6)

Jennifer J. Finger SVP & CFO	2003 2002 2001	$129,996 129,996 129,996	$97,300 97,700 98,200	— — —	$135,698 132,103 139,498	21,310 21,840 22,670	$18,078 20,378 18,228

Robert W. Entwisle SVP	2003 2002 2001	$134,280 134,280 134,280	$82,900 90,000 110,000	— — —	$122,250 118,932 125,705	19,200 19,680 20,430	$25,183 23,437 18,967

Hans T. Y. Tjian SVP	2003 2002 2001	$130,008 130,008 130,008	$92,000 92,500 92,500	— — —	$122,250 118,932 125,705	19,200 19,680 20,430	$22,444 24,384 20,973

Robert A. Thorson SVP & Treasurer	2003 2002 2001	$119,060 106,710 98,160	$73,300 65,300 56,300	— — —	$68,053 60,822 64,232	11,770 11,090 11,510	$19,606 13,404 11,800

(1)	Includes bonuses for the year in which they were earned.

(2)	Excludes prerequisites and other personal benefits that, in the aggregate, do not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the named executive officer.

(3)	The Corporation grants restricted performance shares and stock options in the first quarter of each year based on corporate performance in the prior calendar year. Dividends are paid only on vested restricted performance shares. At December 31, 2003, these individuals held the following unvested restricted performance shares with the following fair market values, based on the closing price of the Corporation’s Common Stock on December 31, 2003 of $49.78 per share: Finger (10,280 shares valued at $511,738); Entwisle (9,260 shares valued at $460,963); Tjian (9,260 shares valued at $460,963); and Thorson (4,870 shares valued at $242,429). The following table sets forth the restricted performance share grants that were made on the following dates to the named individuals:

	Jan. 25, 2001 Market Price: $39.40625/Share	Jan. 23, 2002 Market Price: $38.74/Share	Jan. 23, 2003 Market Price: $40.75/Share
David L. Payne	0	0	0
Jennifer J. Finger	3,540	3,410	3,330
Robert W. Entwisle	3,190	3,070	3,000
Hans T. Y. Tjian	3,190	3,070	3,000
Robert A. Thorson	1,630	1,570	1,670

(4)	Restricted performance shares based on corporate performance in 2003 were granted on January 22, 2004 (on which date the market price was $49.61 per share) to the named individuals as follows: Payne—0; Finger—2,700; Entwisle—3,650; Tjian—3,650; and Thorson—1,540.

(5)	Includes 2003 matching contributions made by the Corporation under the Tax Deferred Savings/Retirement Plan (“ESOP”) for the accounts of Messrs. Payne, Entwisle, Tjian, Thorson and Ms. Finger in the amounts of: Payne—$0, Finger—$10,124, Entwisle—$13,492, Tjian—$10,055, and Thorson—$11,075, and includes 2003 contributions made by the Corporation under the Profit Sharing/Retirement Plan for the accounts of Messrs. Payne, Entwisle, Tjian and Thorson, and Ms. Finger in the amounts of: Payne—$9,000, Finger—$7,576, Entwisle—$9,000, Tjian—$7,313, and Thorson—$8,306, and includes 2003 insurance premiums paid by the Corporation for the accounts of Messrs. Payne, Entwisle, Tjian and Thorson and Ms. Finger in the amounts of: Payne—$1,242, Finger—$378, Entwisle—$2,691, Tjian—$5,076, and Thorson—$225.

(6)	Includes the dollar value of the benefit to Mr. Payne of the remainder of the premium payable by the Corporation with respect to a split dollar life insurance policy for Mr. Payne (projected on an actuarial basis) in the amount of $10,876 for 2003; and bonus paid to Mr. Payne which he used to pay his portion of split dollar life insurance premiums in the amount of $3,536 for 2003.

Stock Options

The following table describes stock options that were granted pursuant to the Westamerica Bancorporation 1995 Stock Option Plan (the “1995 Stock Option Plan”) to the Corporation’s Chief Executive Officer and the four other most highly compensated executive officers in the fiscal year ended December 31, 2003. The 1995 Stock Option Plan was approved by shareholders on April 25, 1995, and was amended and restated on April 24, 2003. All of these grants were made on January 23, 2003, based on achievement of 2002 corporate performance objectives.

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to All Employees in Fiscal Year	Exercise Price	Expiration Date	Grant Date Present Value $ (2)
David L. Payne	250,000	46%	$40.75000	1/23/2013	$1,447,500
Jennifer J. Finger	21,310	4	40.75000	1/23/2013	123,385
Robert W. Entwisle	19,200	4	40.75000	1/23/2013	111,168
Hans T. Y. Tjian	19,200	4	40.75000	1/23/2013	111,168
Robert A. Thorson	11,770	2	40.75000	1/23/2013	68,148

(1)	All options are nonqualified stock options, which vest ratably over a three-year period commencing one year after the grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the Corporation’s stock option plans provide that options may become exercisable in full in the event of a Change of Control as defined in the 1995 Stock Option Plan.

(2)	The Roll-Geske option pricing model (Modified Roll), which is used to determine grant date present value, modifies the Black-Scholes Model to take into account dividends and American options. To derive the per share option value of $5.79, the assumptions used include 10.0% annual dividend growth, a risk-free rate equal to the seven-year interpolated treasury yield of 3.30%, volatility of 17.0% and a seven-year maturity.

The following table sets forth the stock options exercised in 2003 and the December 31, 2003 unexercised value of both vested and unvested stock options for the Corporation’s Chief Executive Officer and the four other most highly compensated executive officers.

Aggregated Option Exercises in Last Fiscal Year and

December 31, 2003 Option Values

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-The- Money Options at December 31, 2003 (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David L. Payne	133,750	$4,430,867	1,053,384	472,926	$22,032,614	$4,681,120
Jennifer J. Finger	12,870	220,639	72,190	43,426	1,248705	431,556
Robert W. Entwisle	32,470	625,048	66,620	39,130	961,532	388,866
Hans T. Y. Tjian	40,034	739,512	62,000	39,130	887,137	388,866
Robert A. Thorson	11,400	303,858	56,071	22,999	1,017,314	227,696

(1)	Based on the closing price of the Corporation’s Common Stock of $49.78 per share on December 31, 2003.

Other Compensation Arrangements

Certain Employment Contracts

Westamerica entered into an employment agreement with Mr. Entwisle, dated January 7, 1987. Mr. Entwisle’s annual base salary is $134,280. The agreement is “evergreen” in the sense that the term of the agreement is automatically extended for one additional month upon completion of each additional month of employment unless Westamerica gives Mr. Entwisle one year’s notice of intent to terminate. Westamerica may terminate Mr. Entwisle’s employment without cause and Mr. Entwisle may terminate his employment for “good reason,” as defined in the agreement. Under such circumstances, however, Mr. Entwisle would be entitled to severance pay or liquidated damages equal to the sum of: (i) one time his annual base salary; (ii) his maximum bonus(es) had he remained employed one additional year past the date of termination; and (iii) an amount equal to his automobile allowance for the one year preceding the date of termination.

Hans T. Y. Tjian accepted a position with Westamerica as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian is entitled to: (i) receive an annual salary of $130,008; (ii) receive a car allowance of $1,000 per month; (iii) participate in Westamerica’s executive bonus plan; (iv) participate in the Corporation’s Stock Option Plan; and (v) vacation leave. In addition, Mr. Tjian is entitled to receive severance pay equal to his annual base salary for one year, if his position is eliminated as a result of a Change of Control (as defined in the agreement).

Pension Agreement

During 1997, the Corporation entered into a nonqualified pension agreement (“Pension Agreement”) with Mr. Payne in consideration of Mr. Payne’s agreement that restricted performance shares granted in 1995, 1996 and 1997 would be canceled. In January 2000, the Employee Benefits and Compensation Committee (the “Committee”), based on the Corporation’s achievement of certain performance goals which had first been established for Mr. Payne’s 1995, 1996, and 1997 restricted performance shares, determined Mr. Payne’s annual pension will be $511,950. The vested portion of the pension will be paid to Mr. Payne as a 20-year certain pension commencing at age 55. Mr. Payne became fully vested in the pension on December 31, 2002.

As part of the Pension Agreement, if Mr. Payne becomes subject to an excise tax as a result of the accelerated vesting of the pension in connection with a Change of Control (as defined in the Pension Agreement), Mr. Payne will also receive a cash payment equal to the sum of (i) the portion of any excise tax due attributable to the vested pension in excess of the portion of any excise tax that would be due if Mr. Payne’s restricted performance shares had not been canceled, and (ii) the amount necessary to restore Mr. Payne to the same after-tax position as if no such excise tax had been imposed.

Deferred Compensation Agreement

In December 1998, the Corporation entered into a deferred compensation agreement with Mr. Payne for additional discretionary deferred compensation to provide an incentive to remain with the Corporation. The deferred compensation was to be delivered in the form of discretionary monthly company contributions to be deposited in a non-qualified deferred compensation plan. The Committee was to periodically review the accumulated deferred compensation balance, including investment performance, to determine if the additional discretionary company contributions were necessary to provide Mr. Payne with an appropriate level of benefits. The amount of such additional company contributions was to be determined quarterly by the Committee and be based on Mr. Payne’s attainment of certain performance goals to include, but not be limited to, shareholder returns, overall financial performance, merger and acquisition activities, loan review examinations, asset quality and related reserves, and revenue growth.

In 2002, the Compensation Committee and Mr. Payne mutually agreed that monthly contributions be temporarily suspended. As a result no contributions were made in 2003. Mr. Payne’s deferred compensation award of $456,430 was paid in a lump sum on January 1, 2004 pursuant to the provision that he be continuously employed through that date.

INVESTMENT PERFORMANCE

Comparison of Five-Year Cumulative Total Return (1)

	Period Ending
Index	1998	1999	2000	2001	2002	2003
Westamerica Bancorporation (WABC)	$100	$76.02	$117.15	$107.85	$109.51	$135.68
S & P 500 (SPX)	100	119.06	107.02	93.06	71.31	90.13
NASDAQ Bank Index (CBNK)	100	92.02	105.52	116.16	121.41	157.75

(1)	Assumes $100 invested on December 31, 1998 in the Corporation’s Common Stock, the S&P 500 composite stock index and NASDAQ’S Bank Index and that all dividends are reinvested.

PROPOSAL 2 — RATIFICATION OF AUDITORS

The Audit Committee has approved the selection of the firm of KPMG LLP to serve as independent auditors for 2004 to examine the consolidated financial statements of the Corporation. Action by the shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Audit Committee and the Board of Directors in order to give the shareholders an opportunity to present their views. If the proposal is approved, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Corporation and its shareholders. If the proposal to ratify the selection of KPMG LLP as the Corporation’s independent auditors is rejected by the shareholders then the Audit Committee will reconsider its choice of independent auditors. The Board of Directors recommends that the shareholders vote for the proposal to ratify the selection of the Corporations independent auditors.

Audit Fees

The aggregate fees billed to the Company by KPMG LLP with respect to services performed for fiscal 2003 and 2002 are as follows:

	2003	2002
Audit fees(1)	$385,000	$350,000
Audit related fees	—	—
Tax fees(2)	8,000	34,375
All other fees	—	—

	$393,000	$384,375

(1)	Audit fees consisted of fees billed by KPMG LLP for professional services rendered for the audit of Company’s consolidated financial statements included in the 10-K, for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and for audits of mortgage banking subsidiaries for fiscal 2003 and 2002.

(2)	Tax fees consisted principally of fees billed by KPMG LLP for assistance relating to tax compliance and reporting for fiscal 2003 and 2002.

The Audit Committee’s policy is to pre-approve all audit, audit-related, and tax services and fees by the Company’s independent auditors and approve all other services and fees. The Audit Committee pre-approved all audit services, audit-related services and tax services performed for the Company by KPMG LLP during fiscal 2003.

The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining KPMG LLP’s independence.

Representatives of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

THE BOARD RECOMMENDS RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2004.

AUDIT COMMITTEE REPORT (1)

The Audit Committee is composed of four Directors who are neither officers nor employees of the Company, and who meet the independence requirements for audit committee members of NASDAQ and of the Securities and Exchange Commission (SEC). A written charter approved by the Board of Directors governs the Committee, a current version of which is included as Appendix A to this Proxy Statement. The Audit Committee selects and retains the Corporation’s independent auditors, and assists the Board in its oversight of the integrity of the Corporation’s financial statements and the internal audit and control function. The Audit Committee oversees the performance of the independent auditors in their conduct of the audit.

The Board of Directors appointed Ronald A. Nelson as the Chairman of the Audit Committee. The Board has determined that Mr. Nelson is both independent and an audit committee financial expert, as defined by SEC regulations.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Corporation’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, as part of their examination, express an opinion on the conformity of the Corporation’s annual financial statements to generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements and discussed such statements with management and the independent auditors.

Management represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended, including the auditor’s judgment about the quality as well as the acceptability of the Corporation’s accounting principles, as applied in its financial reporting.

The Corporation’s independent auditors also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by the Independence Standards Board No. 1 (Independence Discussions with the Audit Committees). The Audit Committee discussed with the independent auditors the firm’s independence.

Based on the Audit Committee’s discussion with management and the independent auditors, the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, for the filing with the SEC. The Audit Committee and the Board of Directors also have appointed the Corporation’s independent auditors.

Audit Committee

Ronald A. Nelson, Chairman
Louis E. Bartolini	Catherine C. MacMillan	Carl. R. Otto

(1)	The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Corporation’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

SHAREHOLDER PROPOSAL GUIDELINES

To be considered for inclusion in the Corporation’s Proxy Statement and form of proxy for next year’s Annual Meeting, shareholder proposals must be delivered to the Corporate Secretary of the Corporation, 1108 Fifth Avenue, San Rafael, CA 94901, no later than 5:00 p.m. on November 15, 2004. However, if the date of next year’s Annual Meeting is changed by more than 30 days from the date of this year’s Meeting, the notice must be received by the Corporate Secretary a reasonable time before we begin to print and mail our Proxy Statement. All such proposals must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

In order for business, other than a shareholder proposal included in the Corporation’s Proxy Statement, to be properly brought before next year’s Annual Meeting by a shareholder, the shareholder must give timely written notice to the Secretary of the Corporation and must otherwise comply with the Corporation’s Bylaws. To be timely, written notice must be received by the Secretary of the Corporation at least 45 days before the date our Proxy Statement is released to shareholders in connection with the previous year’s Annual Meeting. If the date of the current year’s Annual Meeting has been changed by more than 30 days, the deadline is a reasonable time before we begin to print and mail our Proxy Statement. A shareholder’s notice must set forth a brief description of the business desired to be brought before the Meeting, the name and residence address of the shareholder proposing such business, the number of shares of the Corporation’s common stock that are owned by the shareholder and any material interest of the shareholder in such business.

Westamerica reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SHAREHOLDER COMMUNICATION TO BOARD OF DIRECTORS

The Board encourages that written communication from shareholders be sent to: Corporate Secretary, Westamerica Bancorporation, 1108 Fifth Avenue, San Rafael, CA 94901. All communication will be reviewed and processed by the Corporate Secretary. Correspondence requesting corporate information or asking questions that can more efficiently be addressed by management will be handled in that manner. However, shareholder communication regarding employee fraud, financial reporting issues, internal control/risk issues, corporate governance/oversight issues or other matters appropriately handled by the Board will be forwarded to the Board, a Committee of the Board, or appropriate Board member.

OTHER MATTERS

Management of the Corporation does not know of any matters to be presented at the Annual Meeting other than those specifically referred to herein. If any other matters should properly come before the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

The cost of the solicitation of proxies in the accompanying form will be borne by the Corporation. The Corporation has retained the services of Georgeson Shareholder to assist in the proxy distribution at a cost not to exceed $2,000 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.

BY ORDER OF THE BOARD OF DIRECTORS

Kris Irvine VP/Corporate Secretary

Dated: March 17, 2004

EXHIBIT A

WESTAMERICA BANCORPORATION

AUDIT COMMITTEE CHARTER

(Revised January 22, 2004)

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the Company’s financial statements, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company’s registered public accounting firms performing audit, review or attest services and (4) the Company’s internal audit and control function. The Audit Committee shall prepare the report that the Securities and Exchange Commission (SEC) rules require be included in the Company’s annual proxy statement.

The function of the Audit Committee is oversight. Management is responsible for the preparation and integrity of the Company’s financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting policies, and an appropriate internal control environment. The independent auditor is responsible for planning and conducting a proper audit of the Company’s annual financial statements, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures.

The members of the Audit Committee shall meet the independence requirements of the NASDAQ and the rules and regulations of the SEC and no member shall have participated at any time in the preparation of financial statements of the Company or any subsidiary during the prior three years. Each member shall be financially literate and at least one member must have the additional financial sophistication required by the NASDAQ rules. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chairman of the Board. The Audit Committee shall have no fewer than three members.

The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (“independent auditor” or “independent auditors”), and each such registered public accounting firm must report directly to the Audit Committee The Audit Committee shall be directly responsible for the resolution of disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall have the authority to retain independent legal, accounting or other advisors as it deems necessary to carry out its duties. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; compensation to any advisors employed by the Audit Committee; and ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services and fees to be paid for such services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A of the Securities Exchange Act. The Audit Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals of non-audit services and fees. Any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall make regular reports to the Board.

The Audit Committee, to the extent that it deems necessary or appropriate shall:

Financial Statement and Disclosure Matters

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Review the annual audited financial statements with management and the independent auditor, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3.	Review with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review with management and the independent auditor the company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors review of the quarterly financial statements.

5.	Review and discuss quarterly reports from the independent auditors on:

a)	All critical accounting policies and practices to be used.

b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor.

c)	The matters required to be discussed by Statement on Auditing Standards Numbers 61 and 90, as they may be amended or supplemented, relating to the audit or the Company’s periodic reports.

d)	Other material written communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

6.	Meet periodically with management to review the Company’s major financial risk exposures and the policies and procedures that management utilizes to monitor and control such exposures.

7.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such reviews should include:

a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b)	Any changes required in the planned scope of the audit.

c)	Any significant disagreements with management.

8.	The Committee shall generally discuss the earnings press releases as well as financial information provided to financial analysts and rating agencies.

9.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with its Independent Auditors

10.	Review and evaluate the experience and qualifications of the lead members of each independent auditor’s team.

11.	Evaluate the performance and independence of each independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The opinions of management and the internal auditor shall be taken into consideration as part of this review.

12.	Receive and review a report from each independent auditor at least annually regarding the independent auditor’s independence and discuss such reports with the auditor. Ensure that each independent auditor submits a formal written statement, as required by the Independence Standard Board Statement No. 1, as it may be amended or supplemented, delineating all relationships between the independent auditor and the Company and a formal written statement of the fees billed by the independent auditor for each of the categories of services requiring separate disclosure in the annual proxy statement. The Committee shall be entitled to rely upon the accuracy of the information provided by the independent auditor with respect to the services provided and the fees billed for non-audit services. If so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13.	Obtain and review a report from each independent auditor at least annually regarding the independent auditor’s internal quality control procedures. The report should include any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

14.	Meet with each independent auditor prior to the audit to review the planning and staffing of the audit.

15.	The Audit Committee shall present its conclusions regarding each independent auditor to the Board.

Oversight of the Company’s Internal Audit Function

16.	Review the appointment and replacement of the senior internal auditing executive.

17.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

18.	Discuss with each independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

19.	Obtain from each independent auditor assurance that Section 10A of the Securities Exchange Act has not been implicated.

20.	Obtain reports from management, the Company’s senior internal auditing executive and each independent auditor that the Company’s subsidiary affiliated entities are in conformity with applicable regulatory and legal requirements and the Company’s code of ethics.

21.	Advise the board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of ethics.

22.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.	Discuss with management and each independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

24.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

25.	Review with appropriate members of management or appropriate legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

26.	Review and approve all related party transactions required to be disclosed by Item 404 of Regulation S-K for potential conflicts of interests except for those related party transactions which have been reviewed and approved by another independent body of the Board.

27.	Meet at least annually with the senior internal audit officer or other members of management if needed, in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

EXHIBIT B

WESTAMERICA BANCORPORATION

NOMINATING COMMITTEE CHARTER

(Adopted February 26, 2004)

Purpose

This charter (“Charter”) governs the operations of the Nominating Committee (“Committee”) of the Board of Directors of Westamerica Bancorporation (the “Company”). The Committee has been appointed by the Board of Directors to assist the board in fulfilling its oversight responsibilities by identifying qualified individuals to become board members; recommending to the board Director nominees to fill vacancies on the board and recommending a slate of nominees for election or re-election for the next annual meeting of shareholders.

Composition & Membership

The Committee shall be comprised of at least three directors. All members of the Committee shall meet the independence requirements of and satisfy any other criteria imposed on members of the Committee pursuant to the federal securities laws and the rules and regulations of the Securities and Exchange Commission, California state law and NASDAQ.

The qualification of individuals to serve on the Committee shall be determined by the board and all members shall be appointed annually by the board. The Committee may form and delegate authority to subcommittees when appropriate. The Committee shall be subject to the provisions of the Company’s bylaws relating to committees of the Board of Directors, including those provisions relating to removing committee members and filing vacancies.

Responsibilities

The Committee shall be responsible for screening and recommending qualified candidates to the board for membership. The Committee shall annually recommend a slate of Director nominees to be submitted for election at each annual meeting of shareholders. The Committee will evaluate and consider all candidates submitted by shareholders in accordance with bylaws. The Committee will consider persons recommended by shareholders in the same manner as a Committee-recommended nominee. The Committee will carefully consider each existing board member’s contributions to value his or her experience as a Director prior to recommending for the re-nomination each year.

Identification and Evaluation

For the purpose of identifying nominees for the Board of Directors, the Committee will rely on personal contacts of the committee, other members of the Board of Directors and as deemed appropriate, the engagement of a professional search firm. In evaluating potential candidates, the Committee will determine whether a candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the minimum qualifications indicated below. The Committee or its designee will interview all candidates.

Nominees for Director shall meet the following minimum qualifications:

•	appropriate personal and professional attributes to meet the Company’s needs

•	highest ethical standards and absolute personal integrity

•	physical and mental ability to contribute effectively as a Director

•	willingness and ability to participate actively in board activities and deliberations

•	ability to approach problems objectively, rationally and realistically

•	ability to respond well and to function under pressure

•	willingness to respect the confidences of the Board and the Company

•	willingness to devote the time necessary to function effectively as a Board member

•	possess independence necessary to make unbiased evaluation of management performance

•	be free of any conflict of interest that would violate applicable law or regulation or interfere with ability to perform duties

•	broad experience, wisdom, vision and integrity

•	understanding of the Company’s business environment

•	significant business experience relevant to the operations of the Company

Shareholder Nominations

As described in the bylaws, Section 2.14, nominations for election to the Board of Directors may be made by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations shall be made in writing and shall be received by the secretary of the corporation at least 45 days before the anniversary of the date on which the corporation first mailed its proxy materials for the prior year’s annual meeting of shareholders; provided, however, that in the event the date for the current year’s annual meeting has changed more than 30 days from the date on which the prior year’s annual meeting was held, then notice must be received a reasonable time before the corporation mails it proxy materials for the current year. Any such written nomination shall contain the following information to the extent known to the nominating shareholder: (a) the name and address each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the corporation that the shareholder expects will be voted for each proposed nominee; (d) the name and address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may be disregarded by the chairman of the applicable meeting of shareholders called for the election of directors in his sole discretion, and upon his instructions, the inspectors of election may disregard all votes cast for each such nominee.

The Committee shall be responsible for assessing the appropriate balance of skills and characteristics required of board members. The Committee may also seek to recommend candidates with specific attributes to handle board vacancies, allowing the board to comply with all rules and regulations. The Committee, together with the full board, shall use reasonable efforts to ensure timely compliance with NASDAQ rules related to independence.

The Committee will perform other functions as may be assigned by the board, or may be required by federal securities laws, rules and regulations of the SEC, the state of California, or NASDAQ.

In carrying out its responsibilities, the Committee may draw on the expertise of management and the corporate staff and, when appropriate, may hire and compensate outside search firms or other experts or advisors to assist with its work.

The Committee will periodically review and make recommendations regarding the appropriate size of the Board. The Committee will periodically review and make recommendations regarding the Director retirement age policy. The Committee will also periodically make recommendations to the Board with respect to the compensation of Board members.

The Committee will review and re-assess the adequacy of this Charter annually and recommend any proposed changes to the board for approval.

Meetings

The Committee will normally meet once per year, in conjunction with a regularly scheduled meeting of the Board of Directors, or on a more frequent basis as necessary to carry out its responsibilities. Upon the request of the board, the Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with the board.

Proxy - Westamerica Bancorporation

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTAMERICA BANCORPORATION

for the Annual Meeting of Shareholders on April 22, 2004

The undersigned holder hereby authorizes A. Latno, Jr., R. Nelson and E. Sylvester, each with full power of substitution, to represent and vote, as designated on the reverse side, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, California at 11:00 a.m. P.T. on Thursday, April 22, 2004 upon the matters set forth on the reverse side of this Proxy and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR all nominees and FOR Proposal 2.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

(Continued, and to be signed on the other side)

Meeting Ticket Request Instructions

WESTAMERICA BANCORPORATION ANNUAL MEETING OF SHAREHOLDERS

11:00 A.M. P.T. THURSDAY, APRIL 22, 2004, FAIRFIELD CENTER FOR CREATIVE ARTS, FAIRFIELD, CALIFORNIA

You can avoid registration lines by obtaining tickets in advance. If you plan to attend the Meeting, please mark the “I Plan to Attend the Meeting” box on your Proxy Card and return it in the enclosed pre-addressed return envelope to Computershare Investor Services, P.O. Box 2000, Bedford Park, IL 60499-9910. You will be mailed a ticket entitling admission.

Because of seating limitations, your ticket is valid for admission of up to two people. If you desire additional tickets, please call Westamerica Bancorporation at (707) 863-6809.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

[GRAPHIC]	To vote using the Telephone (within U.S. and Canada)	[GRAPHIC]	To vote using the Internet

	• Call toll free 1-800-811-1384 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

	• Follow the simple instructions on the recorded message.		• Enter the information requested on your computer screen and follow the simple instructions.

	C0123456789		12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on April 22, 2004.

THANK YOU FOR VOTING

000000 0000000000 0 0000

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For Withhold		For Withhold		For Withhold

01 - E. Allen		05 - P. Lynch		09 - D. Payne

02 - L. Bartolini		06 - C. MacMillan		10 - E. Sylvester

03 - E. J. Bowler		07 - R. Nelson

04 - A. Latno, Jr.		08 - C. Otto

B	Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
2. Ratification of Auditors.				I PLAN TO ATTEND THE MEETING.
If you mark this box to the right an admission card will be sent to you.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. If acting as attorney, executor, trustee or in other representative capacity, please sign name and title.

Receipt is hereby acknowledged of the Proxy Statement for the Meeting.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

	1 U P X H H H P P P P	0030432

Proxy - Westamerica Bancorporation

Voting Instructions

TO THE TRUSTEE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTAMERICA BANCORPORATION

For the Annual Meeting of Shareholders on April 22, 2004.

The undersigned holder hereby authorizes and instructs the Trustee of the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan to represent and vote, as designated below, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, California at 11:00 a.m. P.T. on Thursday, April 22, 2004 and any postponement or adjournment thereof.

These voting instructions to the Trustee, when properly executed, will be voted as directed herein by the undersigned shareholder. If no instructions are received, the Trustee will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. The Trustee may vote according to its discretion on any other matter which may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND MAIL THESE VOTING INSTRUCTIONS PROMPTLY,

USING THE ENCLOSED ENVELOPE.

(Continued, and to be signed on the other side)

Dear Participant:	March 17, 2004

As a participant in the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan (the “Plan”), you have an interest in the Annual Meeting of Shareholders of Westamerica Bancorporation which will be held on Thursday, April 22, 2004 (the “Meeting”). You may direct the Trustee of the Plan how to vote all full and fractional shares of Westamerica Bancorporation stock standing to the credit of your individual account(s) (from the Supplemental Retirement Plan Account, Employer Matching Contributions and Employee Contributions) as of February 23, 2004.

For your information, we have enclosed a copy of the Proxy Statement and the Annual Report supplied to shareholders of Westamerica Bancorporation. The enclosed Proxy Statement describes two proposals to be voted on by the shareholders of Westamerica Bancorporation at the Meeting. The Board of Directors of Westamerica Bancorporation recommends a vote FOR ALL NOMINEES AND FOR PROPOSAL 2. Please instruct the Trustee how to vote on these proposals by indicating your selection on the reverse Proxy.

If the Trustee does not receive written instructions from you before 1:00 a.m., C.T. on April 20, 2004, it will vote all the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. Under the terms of the Plan, with respect to fractional shares in plan accounts (from the Supplemental Retirement Plan Account, Employer Matching Contribution and Employee Contributions), the Trustee may pool the results of instructions received from all participants to whom fractional shares have been allocated and vote such shares accordingly.

The Trustee may also use its discretion in voting on any other business which may properly be brought before the Meeting (or any postponement or adjournment thereof) that was not specified in the Notice of Annual Meeting of Shareholders. Please instruct the Trustee how to vote your shares. A return envelope is enclosed for your convenience.

Sincerely yours,

Kris Irvine

VP/Corporate Secretary

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

[GRAPHIC]	To vote using the Telephone (within U.S. and Canada)	[GRAPHIC]	To vote using the Internet

	• Call toll free 1-800-811-1470 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

	• Follow the simple instructions on the recorded message.		• Enter the information requested on your computer screen and follow the simple instructions.

	C0123456789		12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on April 20, 2004.

THANK YOU FOR VOTING

000000 0000000000 0 0000

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For Withhold		For Withhold		For Withhold

01 - E. Allen		05 - P. Lynch		09 - D. Payne

02 - L. Bartolini		06 - C. MacMillan		10 - E. Sylvester

03 - E. J. Bowler		07 - R. Nelson

04 - A. Latno, Jr.		08 - C. Otto

B	Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
2. Ratification of Auditors.				I PLAN TO ATTEND THE MEETING.
If you mark this box to the right an admission card will be sent to you.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. If acting as attorney, executor, trustee or in other representative capacity, please sign name and title.

Receipt is hereby acknowledged of the Proxy Statement for the Meeting.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

	1 U P X H H H P P P P	0030432